UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange
                         Act of 1934

Date of Report (Date of earliest event reported): April 17, 2004

                        Karma Media, Inc.
                     ----------------------
     (Exact name of registrant as specified in its charter)

        Nevada              333-86518            75-3025152
      ----------           -----------         --------------
   (State or other         (Commission        (I.R.S. Employer
   jurisdiction of         File Number)      Identification No.)
    incorporation)


9660 Flair Drive, Suite 328,                       91731
    El Monte, California
------------------------------                   ---------
    (Address of principal                       (Zip Code)
     executive offices)

 Registrant's telephone number, including area code: (310) 397-1200






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Item 4. Change in Registrant's Certifying Accountant

On April 17, 2004, the Registrant engaged Bagell Josephs & Company, LLC as the Registrant's independent accountants. On April 20, 2004, the Registrant dismissed its former public accountants, Beckstead and Watts, LLP. In the absence of an audit or similar committee, the board of directors of the Registrant approved the decision to change accountants.

The report of Beckstead and Watts, LLP on the financial statement of Le Gourmet Co., Inc. (a predecessor of the Registrant) for the year ended December 31, 2002 contained a going concern opinion. The report of Beckstead and Watts, LLP on the financial statement of the Registrant for the year ended December 31, 2003 contained no adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

There were not, within the past two years, any disagreements with Beckstead and Watts, LLP that are known to Registrant's management and relate to accounting principles or practice, financial disclosures, auditing scope or procedures, or other disagreements reportable under Item 304 of Regulation S-K.

The Registrant has requested that Beckstead and Watts, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is to be filed as Exhibit 16 to this Form 8-K.

Prior to the engagement of Bagell Josephs & Company, LLC, during the Registrant's two most recent fiscal years and any subsequent interim period to the date hereof, the Registrant had not consulted with Bagell Josephs & Company, LLC regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Bagell Josephs & Company, LLC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any   matter   that  was  either  the  subject   of   a
     "disagreement,"  as  that  term  is  defined  in   Item
     304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.






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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Karma Media, Inc.
                        -----------------
                          (Registrant)

Date:     April 21, 2004
                                        /s/ Dominique Einhorn
                                        ---------------------
                                     By: Dominique Einhorn,
                                         President & CEO



























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